UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 21, 2017

Randolph Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	001-37780	81-1844402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

10 Cabot Place, Stoughton, Massachusetts 02072

(Address of principal executive offices)

(781) 963-2100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 21, 2017, at the Annual Meeting of Shareholders of Randolph Bancorp, Inc. (the “Company”) (the “Annual Meeting”), the Company’s shareholders approved the Randolph Bancorp, Inc. 2017 Stock Option and Incentive Plan (the “Plan”). The Plan will be administered by the Governance Committee of the Company’s Board of Directors. The Governance Committee, in its discretion, may grant stock-based awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock units, restricted stock, unrestricted stock, cash-based awards, performance shares, and dividend equivalent rights, to officers, employees, and non-employee directors of the Company and its subsidiaries. A description of the Plan can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 14, 2017 (the “Proxy Statement”) in the section entitled “Proposal 3: Approval of the Randolph Bancorp, Inc. 2017 Stock Option and Incentive Plan,” which is incorporated herein by reference. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, there were present in person or by proxy 5,528,770 shares of the Company’s common stock, representing approximately 94.2% of the total outstanding eligible votes. The following is a brief description of each matter voted on at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each matter.

1. Election of three persons to the Board of Directors as Class I Directors, each to serve a three-year term and until his or her successor is elected and qualified:

	For	Withheld	Broker Non-Vote
James P. McDonough	3,351,719	172,142	2,004,909
Richard C. Pierce	3,335,826	188,035	2,004,909
Janis E. Wentzell	3,351,602	172,259	2,004,909

2. Ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

For	Against	Abstain
5,178,881	292,179	57,710

3. Approval of the Randolph Bancorp, Inc. 2017 Stock Option and Incentive Plan:

For	Against	Abstain	Broker Non-Vote
3,073,473	447,799	2,589	2,004,909

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Randolph Bancorp, Inc. 2017 Stock Option and Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Randolph Bancorp, Inc.

By:	/s/ Michael K. Devlin
Michael K. Devlin Executive Vice President and Chief Financial Officer

Date: August 23, 2017